Exhibit 99.1

This Statement on Form 3 is filed jointly by Peridot Acquisition Sponsor II,
LLC, CEC Aventurine Holdings, LLC, Carnelian Energy Capital III, L.P., Carnelian
Energy Capital GP III, L.P. and Carnelian Energy Capital Holdings, LLC. The
principal business address of each of these reporting persons is 2229 San Felipe
Street, Suite 1450, Houston, Texas 77019.

Name of Designated Filer: Peridot Acquisition Sponsor II, LLC

Date of Event Requiring Statement: March 8, 2021

Issuer Name and Ticker or Trading Symbol: Peridot Acquisition Corp. II (NYSE:
PDOT)

               PERIDOT ACQUISITION SPONSOR II, LLC

               By:/s/ Jeffrey Gilbert
                  --------------------------------------
               Name: Jeffrey Gilbert
               Title: General Counsel and Corporate Secretary

               CEC AVENTURINE HOLDINGS, LLC

               By: Carnelian Energy Capital III, L.P.
               By: Carnelian Energy Capital GP III, L.P.
               Its: General Partner
               By: Carnelian Energy Capital Holdings, LLC
               Its: General Partner

               By:/s/ Tomas Ackerman
                  --------------------------------------
               Name: Tomas Ackerman
               Title: Manager

               CARNELIAN ENERGY CAPITAL III, L.P.

               By: Carnelian Energy Capital GP III, L.P.
               Its: General Partner
               By: Carnelian Energy Capital Holdings, LLC
               Its: General Partner

               By:/s/ Tomas Ackerman
                  --------------------------------------
               Name: Tomas Ackerman
               Title: Manager

               CARNELIAN ENERGY CAPITAL GP III, L.P.

               By: Carnelian Energy Capital Holdings, LLC
               Its: General Partner

               By:/s/ Tomas Ackerman
                  --------------------------------------
               Name: Tomas Ackerman
               Title: Manager

               CARNELIAN ENERGY CAPITAL HOLDINGS, LLC

               By:/s/ Tomas Ackerman
                  --------------------------------------
               Name: Tomas Ackerman
               Title: Managing Member

               By:/s/ Daniel Goodman
                  --------------------------------------
               Name: Daniel Goodman
               Title: Managing Member